© 2007 Transaction Systems Architects, Inc. Transaction Systems Architects, Inc. Summary of Key Points from Form 10-Q for Period Ending December 31, 2006 June 2007 Exhibit 99.1

© 2007 Transaction Systems Architects, Inc.
Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A
discussion of these forward-looking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation.

© 2007 Transaction Systems Architects, Inc.
General Remarks
• Revenue and earnings per share in line with
preliminary results issued March 1, 2007
• Company will move to a calendar year fiscal
year beginning in 2008
– Current guidance is based on calendar year 2007
• Company’s share repurchase authorization has
been increased to $210 million
– Approximately $133 million available as of December
31, 2006

© 2007 Transaction Systems Architects, Inc.
Cash Flow
• GAAP cash flow from operations for December quarter
was ($611) thousand – cash flow was adversely affected
by the following one-time items:
– Settlement of class action lawsuit - $8.5 million
– P&H-related compensation charges - $9.4 million
• Capital expenditures were $5.1 million in the quarter –
higher than historical run rate primarily due to the timing
of infrastructure investments in Europe and Romania
• Effective with calendar year 2007, we provide guidance
and results for Operating Free Cash Flow, defined as net
cash from operations adjusted for one-time items, minus
capital expenditures

© 2007 Transaction Systems Architects, Inc.
Backlog
• 60-month backlog was adversely affected by
approximately $20 million due to cancellation of
a facilities management contract, effective
November 30, 2007
– 60-month backlog increased $7 million sequentially
before reflecting the impact of cancelled facilities
management contract
• 12-month backlog increased $4 million
sequentially

© 2007 Transaction Systems Architects, Inc.
Revenue and Expense
• Revenue increased $8.2 million primarily from
the eps AG and P&H Solutions acquisitions
– P&H Solutions - $7.4 million
– eps AG - $2.1 million
• Operating expenses increased $17.8 million,
primarily due to acquisitions and professional
fees:
– Acquisitions - $15.5 million
– Professional fees and other costs related to stock
options review - $2.6 million

© 2007 Transaction Systems Architects, Inc.
Other Items
• Other income/expense
– Interest income decreased $2 million due to lower
outstanding cash balances
– Interest expense increased $1.4 million due to
borrowing costs (senior revolving credit facility)
• Effective tax rate for quarter increased to 36%
– Prior year tax rate of 10.9% was due to release of tax
contingency reserves related to tax audit

© 2007 Transaction Systems Architects, Inc.
Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as the Company “believes,” “ will,”
“expects,” “looks forward to,” and words and phrases of similar impact, and include but are not limited to statements regarding amounts estimated in the
12-month and 60-month backlogs, the Company’s revenue and earnings guidance, and the Company’s long-term revenue and earnings growth objectives. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
.
Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation.
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and
Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the
Company's filings with the Securities and Exchange Commission, including our Form 10-K filed on May 11, 2007, and our Form 10-Q filed on June 29,
2007 and specifically the section entitled “Factors That May Affect the Company's Future Results or the Market Price of the Company's Common
Stock.”

© 2007 Transaction Systems Architects, Inc.
Forward-Looking Statements (continued)
The risks identified in the Company’s filings with the Securities and Exchange Commission include:
• Risks associated with the restatement of the Company’s financial statements;
• Risks associated with not having current financial information available and the Company will be limited in its ability to register its securities for offer and sale until the Company is deemed a current filer with the SEC;
• Risks associated with the delays in filing its periodic reports, including the need to obtain additional extensions from the lender in the future in order to comply with the financial reporting requirements of the Company’s bank debt, the failure to do so which could have a material adverse effect on the Company’s business, liquidity and financial conditions;
• Risks associated with the delay in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 with the SEC and any failure to satisfy other NASDAQ listing requirements could cause the NASDAQ to commence suspension or delisting procedures with respect to its common stock;
• Risks associated the Company’s performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector;
• Risks associated with the complexity of the Company’s software products;
• Risks inherent in making an estimate of the Company’s backlogs which many not be accurate and may not generate the predicted revenue;
• Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree;
• Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the
Company’s revenues in the future;
• Risks associated with the Company’s stock price which may be volatile;
• Risks associated with conducting international operations;
• Risks regarding the Company’s  newly introduced BASE24-eps product which may prove to be unsuccessful in the marketplace;
• Risks associated with the Company’s future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company’s business;
• Risks associated with the Company’s software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability;
• Risks associated with future acquisitions and investments which could materially adversely affect the Company;
• Risks associated with the Company’s ability to protect its intellectual property and technology and may be subject to increasing litigation over its intellectual property rights;
• Risks associated with the Company’s restructuring plan which may not achieve expected efficiencies;
• Risks associated with litigation that could materially adversely affect our business financial condition and/or results of operations;
• Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; and
• Risks associated with the assessment and maintenance of internal controls over the Company’s financial reporting.

© 2007 Transaction Systems Architects, Inc.
Forward-Looking Statements (continued)
Backlog Estimates
The Company’s 12-month and 60-month backlog estimates are based on the Company’s judgment about future events which, as described above, involve a number of risks and uncertainties. The Company estimates backlog using the methodology described in our Form 10-K filed on May 11,
2007 and our Form 10-Q filed on June 29, 2007 in the section entitled “Backlog” under Item 2. – MANAGEMENT’S DISCUSSION AND
ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION – and on the Company’s website at www.tsainc.com.
Non-GAAP Financial Measures
This presentation includes non-GAAP information: Operating Free Cash Flow is defined as net cash flow from operating activities adjusted for selected one-time items minus capital expenditures.  The Company utilizes this non-GAAP financial measure, as an indicator of cash flow available for debt repayment and other investing activities, such as acquisitions. The Company utilizes operating free cash flow as a further indicator of operating performance and for planning investing activities.

© 2007 Transaction Systems Architects, Inc. www.tsainc.com